UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10. 2009

Inter-Atlantic Financial, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-33721	20-8237170
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Madison Ave. New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 581-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 10, 2009, Inter-Atlantic Financial, Inc. (“IAN”) and Patriot Risk Management issued a joint press release announcing the sales results for Patriot for the quarter ended June 30, 2009.
A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01(d). Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

INTER-ATLANTIC FINANCIAL, INC.

By: /s/ Andrew S. Lerner
Andrew S. Lerner
Chief Executive Officer

Dated: July 14, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 10, 2009.